                                                                    EXHIBIT 10.6

                              SUBLEASE AGREEMENT
                              ------------------


                 This SUBLEASE AGREEMENT ("Sublease") is made this 21st day of
                                                                   ----
March, 1995 by and between TIEMPO ESCROW II, a CALIFORNIA CORPORATION ("Tenant")
-----                      ----------------    ----------------------
and TODAY INC., a CALIFORNIA CORPORATION ("Subtenant").
    ----------    ----------------------

                               R E C I T A L S:
                               - - - - - - - -

                 A.    KOLL CENTER NEWPORT, a California Limited Partnership
                       -------------------    ------------------------------
("Landlord"), as landlord, and Tenant, as tenant, executed a lease dated July
                                                                         ----
10, 1990 (the "Master Lease"), with regard to certain office space commonly
--    --
known as 4590 MacArthur Blvd., Suite 175, Newport Beach, California (the
         --------------------        ---  -------------
"Premises"). A copy of the Master Lease, including all amendments thereto, is attached hereto as Exhibit "A".
                   -----------

                 B. Tenant desires to sublease to Subtenant a portion of the Premises as depicted on Exhibit "B" attached hereto (the "Subleased Premises"),
                        -----------
and Subtenant desires to lease the Subleased Premises from Tenant.

                 THEREFORE, Tenant and Subtenant agree as follows:

                 1.    Assumption.  Subtenant hereby expressly assumes and
                       ----------
agrees to perform and be bound by all covenants, conditions and obligations binding upon Tenant and the Premises under the Master Lease with regard to the Subleased Premises. This Sublease is expressly subject and subordinate to the Lease and all amendments thereto and any mortgages or deeds of trust which encumber Landlord's interest in the Premises.

                 2.    Rent.  Subtenant will pay to Tenant as rent for the
                       ----
Subleased Premises, in advance on the first day of each calendar month of the term of this Sublease, without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of FOUR THOUSAND TWENTY FIVE Dollars
                                              -------------------------
($4,025.00).  Receipt of FOUR THOUSAND TWENTY FIVE Dollars ($4,025.00) is hereby
 ---------               -------------------------          ---------
acknowledged by Tenant as rent for the first month. Tenant will be responsible for the payment to Landlord of all Operating Expenses and other items of additional rent accruing under the Master Lease.

                 3.    Term.  The term of this Sublease will be for a period of
                       ----
28 months commencing on 4-1, 1995 and ending on 7-31, 1997 (but in no event
---------               ---     -               ----     -
later than the termination date of the Master Lease).

                 4.    Use.  Subtenant will use the Subleased Premises for
                       ---
______________________, which is a permitted use described in the Master Lease, and Subtenant will otherwise use the Subleased Premises in compliance with all of the terms of the Master Lease and for no other purpose.

                 5.    No Release.  This Sublease will in no way release Tenant
                       ----------
from any obligation or covenant of Tenant as tenant under the Master Lease.

                 6.    Security Deposit.  Subtenant will deposit with Tenant
                       ----------------
upon execution hereof FOUR THOUSAND TWENTY FIVE Dollars ($4,025.00) as security
                      -------------------------          ---------
for Subtenant's faithful performance of Subtenant's obligations hereunder. Tenant may deal with the Security Deposit in accordance with the unmodified terms and provisions of the Master Lease which relate to a security deposit.

        7.      Condition of Premises.  Subtenant accepts the Subleased Premises
                ---------------------
in its condition existing as of the date of the execution of this Sublease, subject to the Master Lease and all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Subtenant acknowledges that neither Tenant nor Landlord nor any of their agents or employees have made any representations or warranties as to the suitability of the Subleased Premises for the conduct of Subtenant's business.

        8.      Construction.  The terms, conditions and respective obligations
                ------------
of Tenant and Subtenant to each other under this Sublease will be the terms, conditions and obligations contained in the Master Lease except for those provisions of the Master Lease which are directly contradicted by the provisions of this Sublease, in which event, the terms of this Sublease will control over the terms of the Master Lease as between Tenant and Subtenant only. In all other respects, the terms of the Master Lease will control. Accordingly, for the purposes of this Sublease, wherever in the Master Lease the term "Landlord" is used, it will be deemed to mean the Tenant herein, and whenever in the Maseter Lease ther term "Tenant" issued, it will be deemed to mean the Subtenant herein.

        9.      Attornment.  If Tenant defaults in its obligations under the
                ----------
Master Lease or the Master Lease terminates for any reason including, without limitation, a voluntary surrender by Tenant or any reentry or repossession of the Premises by Landlord, Landlord may terminate this Sublease or, at Landlord's option and without being obligated to do so, Landlord may require Subtenant to attorn to Landlord and, in the event Landlord exercises such opinion, Subtenant does hereby attorn to Landlord and agrees to perform its obligations under this Sublease directly to Landlord, in which event Landlord will take over all right, title and interest of Tenant under this Sublease from the time of the exercise of such option through the expiration or earlier termination of the term of this Sublease. In the event of any such assumption of this Sublease by Landlord and attornment by Subtenant, Landlord will not (i) be liable for any prepaid rents or security deposit paid by Subtenant to Tenant, (ii) be liable for any previous acts, omissions or defaults of tenant under this Sublease; (iii) be subject to any defense or offset previously accrued in favor of Subtenant against Tenant; or (iv) be bound by any modification of this Sublease made without Landlord's written consent.

        10.     Parking.  Provided Subtenant is not in default hereunder, and
                -------
provided further that Tenant is not in default under the Master Lease,
Subtenant will have a license to use 15 of the reserved and     of the
                                     --                     ---
unreserved parking spaces which Tenant is licensed to use, pursuant to and in accordance with the terms of the Master Lease relative to parking; provided however, Subtenant will pay directly to Landlord or Landlord's parking operator the monthly rental charges for such parking space at the rates set forth in the Master Lease as a condition to Subtenant's continued use of such parking spaces. LESSEE WILL PROVIDE CUSTOMER PARKING AND EMPLOYEE PARKING PER ITEM 5 OF THE AMENDMENT NO. 1 TO OFFICE BUILDING LEASE.

        11.     Further Assignment.  Subtenant will not further sublease the
                ------------------
Subleased Premises or any portion thereof or assign any of its right or delegate any of its duties under this Sublease, without first obtaining the prior written consent of Tenant and Landlord.

        12.     Insurance.  Subtenant will, during the entire term of this
                ---------
Sublease, carry all insurance policies required to be carried by Tenant under the Master Lease in accordance with the terms of the Master Lease, but where Tenant is required to be named as an additional insured, Landlord and its mortgages will also be named as additional insureds.

        13.     Rules.  Attached hereto and incorporated herein as Exhibit "C"
                -----                                              -----------
may be additional rules and regulations which will govern Subtenant's use of the Subleased Premises, parking areas and the remainder of the Development of which the Subleased Premises are a part and the term "Landlord" as used in such rules and regulations shall be deemed to mean the Tenant herein, and the term
"Tenant" shall be deemed to mean the Subtenant herein. To the extent such rules and regulations are inconsistent or conflict with any rules and regulations attached to the Master Lease, the more restrictive rules and regulations will prevail and control.

        IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the date first written above.

             Tenant                                     Subtenant

TIEMPO ESCROW II                                TODAY INC.
-----------------------------------             -------------------------------

a   CALIFORNIA CORPORATION                      a   CALIFORNIA CORPORATION
-----------------------------------             -------------------------------


By:                                             By:
   --------------------------------                ----------------------------
   Its:                                           Its:
       ----------------------------                   -------------------------
GUARANTORS(S) OF THE MASTER LEASE:              By:
                                                   ----------------------------
                                                  Its:
                                                      -------------------------

                                        By:
                                           ----------------------------
                                          Its:
                                              -------------------------


The undersigned Landlord under the Master Lease attached hereto as Exhibit "A" hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent applies only to this Sublease and is not to be deemed to be a consent to any other sublease or assignment.


DATE:
     ---------------------------        --------------------------------
                                        a
                                         -------------------------------


                                        By:
                                           -----------------------------
                                          Its:
                                              --------------------------




                                      -2-


--------------------------------------------------------------------------------

                        CONSENT OF LANDLORD TO SUBLEASE
                        -------------------------------


         KOLL CENTER NEWPORT, a CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), the landlord under the certain lease ("Master Lease") dated 7-10-90, entered into by and between Landlord and TIEMPO ESCROW II, a CALIFORNIA CORPORATION ("Tenant"), whereby Tenant, as the tenant, leased suite 175 in that certain building located at 4590 Macarthur Blvd. in Newport Beach, California (the "Premises"), hereby consents to the sublease ("Sublease") of the Premises by Tenant to TODAY INC., a CALIFORNIA CORPORATION ("Subtenant"). Landlord's consent is not intended, and shall not be construed (i) to modify or otherwise affect any of the provisions of the Master Lease, or to release Tenant from any of its obligations and duties under the Master Lease, (ii) as a waiver of any of Landlord's rights under the Master Lease, (iii) as an authorization or a consent by Landlord to any assignment of the interest of Tenant in the Master Lease or to the further subleasing of the Premises, and (iv) as binding or obligating Landlord in any manner whatsoever with respect to any of the covenants, undertakings, representations, warranties or agreements contained in the sublease agreement (the "Sublease Agreement"), if any, between Tenant and Subtenant.

         Notwithstanding the foregoing, it is a condition to Landlord's consent to the Sublease that Subtenant's occupancy of the Premises and any Sublease Agreement are subject to the following: (i) Subtenant's occupancy of the Premises and any Sublease Agreement will be subject and subordinate to the Master Lease and to all mortgages which are secured, in whole or in part, by the Premises; (ii) Landlord may enforce the provisions of the Sublease Agreement, if any, including collection of rent directly from Subtenant; (iii) in the event of termination of the Master Lease for any reason whatsoever, including, without limitation, a voluntary surrender by Tenant, or any default by Tenant, or in the event of any re-entry or repossession of the Premises by Landlord. Landlord may, at its option, either (a) terminate the Sublease Agreement and Subtenant's occupancy of the Premises, or (b) take over all of the right, title and interest of Tenant, as sublandlord, under the Sublease Agreement, in which case the Subtenant will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under the Sublease, (2) be subject to any defense or offset previously accrued in favor of the Subtenant against Tenant, or (3) be bound by any previous prepayment by Subtenant of more than one month's rent.

         This Consent of Landlord has been executed this     day of
                                                         ___        ------------
         , 19   .
---------    ---



                                ----------------------------------------------
                                a
                                 ---------------------------------------------


                                By:
                                   -------------------------------------------
                                  Its:
                                      ----------------------------------------



         The undersigned Tenant and Subtenant referred to hereinabove hereby acknowledge and accept the conditions of Landlord's consent to the Sublease as described hereinabove.


              Tenant:                               Subtenant:

   TIEMPO ESCROW II                        TODAY INC.
---------------------------------       -------------------------------------
a  CALIFORNIA CORPORATION               a  CALIFORNIA CORPORATION
 --------------------------------        ------------------------------------


By:                                     By:
   ------------------------------          ----------------------------------

                              SUBLEASE AGREEMENT
                              ------------------

                 This SUBLEASE AGREEMENT ("Sublease") is made this 21st day of March, 1995 by and between TIEMPO ESCROW II, a CALIFORNIA CORPORATION ("Tenant") and TODAY INC., a CALIFORNIA CORPORATION, ("Subtenant").

                                   RECITALS:
                                   --------

                 A. KOLL CENTER NEWPORT, a California Limited Partnership ("Landlord"), as landlord, and Tenant, as tenant, executed a lease dated July 10, 1990 (the "Master Lease"), with regard to certain office space commonly known as 4590 MacArthur Blvd., Suite 175, Newport Beach, California (the "Premises). A copy of the Master Lease, including all amendments thereto, is attached hereto as Exhibit "A".
                   -----------

                 B. Tenant desires to sublease to Subtenant a portion of the Premises as depicted on Exhibit "B" attached hereto (the "Subleased Premises"),
                        -----------
and Subtenant desires to lease the Subleased Premises from Tenant.

                 THEREFORE, Tenant and Subtenant agree as follows:

                 1.    Assumption.
                       ----------
Subtenant hereby expressly assumes and agrees to perform and be bound by all covenants, conditions and obligations binding upon Tenant and the Premises under the Master Lease with regard to the Subleased Premises. This sublease is expressly subject and subordinate to the Lease and all amendments thereto and any mortgages or deeds of trust which encumber Landlord's interest in the Premises.

                 2.    Rent.
                       ----
Subtenant will pay to Tenant as rent for the Subleased Premises. In advance on the first day of each calendar month of the term of this Sublease, without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of FOUR THOUSAND TWENTY FIVE-Dollars ($4,025.00). Receipt of __________ Dollars ($4,025.00) is hereby acknowledged by Tenant as rent for the first month. Tenant will be responsible for the payment to Landlord of all Operating Expenses and all other items of additional rent accruing under the Master Lease.

                 3.    Term.
                       ----
The term of this Sublease will be for a period of 28 months commencing on 4-1-95, and ending on 7-31, 1997 (but in no event later than the termination date of the Master Lease).

                 4.    Use.
                       ---
Subtenant, will use the Subleased Premises for _________________, which is a permitted use described. in the Master Lease, and Subtenant will otherwise use the Subleased Premises in compliance with all of the terms of the Master Lease and for no other purpose.

                 5.    No Release.
                       ----------
This Sublease will in no way release Tenant from any obligation or covenant of Tenant as tenant under the Master Lease.

                 6.    Security Deposit.
                       ----------------

Subtenant will deposit with Tenant upon execution heron FOUR THOUSAND TWENTY FIVE Dollars ($4,025.00) as security for Subtenant's faithful performance of Subtenant's obligations hereunder. Tenant may deal with the Security Deposit in accordance with the unmodified terms and provisions of the Master Lease which relate to a security deposit.

                 7.    Condition of Premises.
                       ---------------------
Subtenant accepts the Subleased Premises in its condition existing as of the date of the execution of this Sublease, subject to the Master Lease and all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises. Subtenant acknowledges that neither Tenant nor Landlord nor any of their agents or employee have made any representations or warranties as to the suitability of the Subleased Premises for the Conduct of Subtenant's business.

                 8.    Construction.
                       ------------
The terms, conditions and respective obligations of tenant and Subtenant to each other under this Sublease will be the terms, conditions and obligations contained in the Master Lease, except for those provisions of the Master Lease which are directly contradicted by the provisions of this Sublease, in which event, the terms of this Sublease will control over the terms of the Master Lease as between Tenant and Subtenant only. In all other respects, the terms of the master Lease will control. Accordingly, for the purposes of this Sublease, wherever in the Master Lease the term "Landlord" is used, it will be deemed to mean the Tenant herein, and wherever in the Master Lease the term "Tenant" is used, it will be deemed to mean the Subtenant herein.

                 9.    Attornment.
                       ----------
If tenant defaults in its obligations under the Master Lease or the Master Lease terminates for any reason including, without limitation, a voluntary surrender by Tenant or any reentry or repossession of the Premises by Landlord, Landlord may terminate this Sublease or, at Landlord's option and without being obligated to do so, Landlord may require Subtenant to attorn to Landlord and, in the event Landlord exercises such option, Subtenant does hereby attorn to Landlord and agrees to perform its obligations under this Sublease directly to Landlord, in which event Landlord will take over all right, title and interest of Tenant under this Sublease from the time of the exercise of such option through the expiration or earlier termination of the term of this Sublease. In the event of any such assumption of this Sublease by Landlord and attornment by Subtenant, Landlord will not (i) be liable for any prepaid rents or security deposit paid by Subtenant to Tenant, (ii) be liable for any previous acts, omissions or defaults of Tenant under this Sublease; (iii) be subject to any defense or offset previously accrued in favor of Subtenant against Tenant; or (iv) be bound by any modification of this Sublease made without Landlord's written consent.

                 10.   Parking.  Provided Subtenant is not in default hereunder,
                       -------
and provided further that Tenant is not in default under the Master Lease, Subtenant will have a license to use 15 of the reserved and ____ of the
                                     --
unreserved parking spaces which Tenant is licensed to use, pursuant to and in accordance with the terms of the Master Lease relative to parking; provided, however, Subtenant will pay directly in Landlord or Landlord's parking operator the monthly rental charges for such parking spaces at the rates set forth in the Master Lease as a condition to Subtenant's continued use of such parking spaces. LESSEE WILL PROVIDE CUSTOMER PARKING AND EMPLOYEE PARKING PER ITEM 5 OF THE AMENDMENT NO. 1 TO OFFICE BUILDING LEASE.

                 11.   Further Assignment.  Subtenant will not further sublease
                       ------------------
the Subleased Premises or any portion thereof or assign any of its rights or delegate any of its duties under this Sublease, without first obtaining the prior written consent of Tenant and Landlord.

                 12.   Insurance.  Subtenant will, during the entire term of
                       ---------
this Sublease, carry all insurance policies required to be carried by Tenant under the Master Lease in accordance with the terms of the Master Lease, but where Tenant is required to be named as an additional insured, Landlord and its mortgagees will also be named as additional insureds.

                 13.   Rules.  Attached hereto and incorporated herein as
                       -----
Exhibit "C" may be additional rules and regulations which will govern
-----------
Subtenant's use of the Subleased Premises, parking areas and the remainder of the Development of which the Subleased Premises are a part, and the term "Landlord" as used in such rules and regulations shall be deemed to mean the Tenant herein, and the term "Tenant" shall be deemed to mean the Subtenant herein. To the extent such rules and regulations are inconsistent or conflict with any rules and regulations attached to the Master Lease, the more restrictive rules and regulations will prevail and control.

                 IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the date first written above.

                 Tenant:                           Subtenant:

TIEMPO ESCROW II                 ,       TODAY INC.                        ,
---------------------------------        ----------------------------------
a CALIFORNIA CORPORATION                 a CALIFORNIA CORPORATION
 ---------------------------------        ----------------------------------


By:                                      By:
   -------------------------------          --------------------------------
   Its:                                     Its:
       ---------------------------              ----------------------------



GUARANTOR(S) OF THE MASTER LEASE:        By:
                                            --------------------------------
                                            Its:
                                                ----------------------------


                                         By:
                                            --------------------------------
                                            Its:
                                                ----------------------------

The undersigned Landlord under the Master Lease attached hereto as Exhibit "A" hereby consents to the subletting of the Premises described herein on the terms and conditions contained in this Sublease. This consent applies only to this Sublease and is not to be deemed to be a consent to any other sublease or assignment.

DATED:                                                                      ,
      ----------------------------       -----------------------------------
                                         a
                                          ----------------------------------

                                         By:
                                            --------------------------------
                                            Its:
                                                ----------------------------

                        CONSENT OF LANDLORD TO SUBLEASE

        KOLL CENTER NEWPORT, a CALIFORNIA LIMITED PARTNERSHIP ("Landlord"), the landlord under that certain lease ("Master Lease") dated 7-10-90, entered into by and between Landlord and TIEMPO ESCROW II, a CALIFORNIA CORPORATION ("Tenant"), whereby Tenant, as the tenant, leased suite 175 in that certain building located at 4590 Macarthur Blvd. in Newport Beach, California (the "Premises"), hereby consents to the sublease ("Sublease") of the Premises by Tenant to TODAY INC., a CALIFORNIA CORPORATION ("Subtenant"). Landlord's consent is not intended, and shall not be construed (i) to modify or otherwise affect any of the provisions of the Master Lease, or to release Tenant from any of its obligations and duties under the Master Lease, (ii) as a waiver of any of Landlord's rights under the Master Lease, (iii) as an authorization or a consent by Landlord to any assignment of the interest of Tenant in the Master Lease or to the further subleasing of the Premises, and (iv) as binding or obligating Landlord in any manner whatsoever with respect to any of the covenants, undertakings, representations, warranties or agreements contained in the sublease agreement (the "Sublease Agreement"), if any, between Tenant and Subtenant.

        Notwithstanding the foregoing, it is a condition to Landlord's consent to the Sublease that Subtenant's occupancy of the Premises and any Sublease Agreement are subject to the following: (i) Subtenant's occupancy of the Premises and any Sublease Agreement will be subject and subordinate to the Master Lease and to all mortgages which are secured, in whole or in part, by the Premises; (ii) Landlord may enforce the provisions of the Sublease Agreement, if any, including collection of rent directly from Subtenant; (iii) in the event of termination of the Master Lease for any reason whatsoever, including, without limitation, a voluntary surrender by Tenant, or any default by Tenant, or in the event of any re-entry or repossession of the Premises by Landlord. Landlord may, at its option, either (a) terminate the Sublease Agreement and Subtenant's occupancy of the Premises, or (b) take over all of the right, title and interest of Tenant, as sublandlord, under the Sublease Agreement, in which case the Subtenant will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under the Sublease, (2) be subject to any defense or offset previously accrued in favor of the Subtenant against Tenant, or (3) be bound by any previous prepayment by Subtenant of more than one month's rent.


        This Consent of Landlord has been executed this ____ day of _____________, 19___.
                                        __________________________________
                                        a_________________________________

                                        By:_______________________________
                                          Its:____________________________

The undersigned Tenant and Subtenant referred to hereinabove hereby acknowledge and accept the conditions of Landlord's consent to the Sublease as described hereinabove.

        Tenant:                                 Subtenant:

TIEMPO ESCROW II                        TODAY INC.
A CALIFORNIA CORPORATION                A CALIFORNIA CORPORATION

By:___________________________          By:_____________________________
  Its:________________________            Its:__________________________